1 Tempur Sealy International, Inc. July 30, 2015 Earnings Call Presentation 2Q 2015

2 Forward-Looking Statements Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. This investor presentation contains "forward-looking statements," within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words "estimates," "expects," "guidance," "anticipates," "projects," "plans," "proposed,“ "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding net sales and adjusted EPS for 2015, future growth of the International business, the Company’s strategy for generating growth and profitability and the Company’s growth and profitability targets, the outlook for sales, earnings and margin growth, and the Company’s expectations for new product launches in 2016. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of Directors. There are a number of risks and uncertainties that could cause the Company's actual results to differ materially from the forward looking statements contained in this investor presentation. There are important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this investor presentation, including the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance please refer to the Company’s SEC filings.

2Q 2015 – Overall Key Takeaways Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, including the transition of manufacturing facilities in North America, normalized tax rate adjustments, redemption value adjustments to the carrying value of the Company’s redeemable non-controlling interest, additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.  Strong 2Q performance with net sales, adjusted EBITDA and adjusted EPS ahead of plan  Significant improvement in North America business segment profitability, driven by Tempur-Pedic  New products off to a great start, with TEMPUR-Flex and Posturepedic sales exceeding plan  International business segment performance was solid in a challenging environment  Remain confident in outlook for significant sales, margin and earnings growth  Raised adjusted EPS guidance for full year 2015 to $3.00 to $3.20 3

4 Tempur Sealy Strategic Overview Building Strong Brands Best Channel Management Delivering Product Innovation  Building the most recognized brands in the industry  Complementary brands with distinct roles and messaging  Delivering a cadence of innovation  Solving all key consumer needs  Driving global leverage Cost Productivity  Committed to being best partner for customers  Advertising, pricing and trade spend effectiveness  Factory productivity  Product design and procurement  Operating expense

5 Building Strong Brands  Focused on improving the effectiveness of our marketing spend to:  Strengthen brand preference  Drive traffic and conversion  Improve return on investment TV Joint Marketing PrintCatalog Digital Social Internet & Mobile

6 TEMPUR-Flex – Significant Growth Opportunity Responsive support that moves with you, with the personalized comfort of TEMPUR • Prima ($2,299) • Supreme ($2,899) • Elite ($3,499) Note: Retail list price point for queen set.

2015 Posturepedic – Recommitted To Back Support

Significantly improved value proposition with enhanced aesthetics and better support

Sealy Posturepedic

HYBRID experience

TRADITIONAL experience



POSTUREPEDIC

($699-$999)



POSTUREPEDIC ***PLUS***

($999-$1,399)



POSTUREPEDIC PREMIER ***HYBRID***

($1,299-$1,999)

Note: Retail list price point for queen set.

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8 International – 2015 Product Launches Robust Pipeline, With Significant Introductions Planned for 2016 TEMPUR NorthStearns & Foster (Europe)Sealy Hybrid (Europe)

9 Integrated Sales Team Best Dealer Support Best Partner To Deliver Gross Profit $ Category Management Integrated Product Portfolio Best Brands In-Store Marketing & Training Best Channel Management Tempur, Sealy, Stearns & Foster Innerspring, Hybrid, Tempur material, Adjustable bases, Pillows Fully integrated sales force in North America in 2015 In-store marketing support and training Improving slot productivity and trade spend ROI Coordinated portfolio that drives traffic and average ticket Best partner to drive joint marketing ROI

10 Cost Productivity – Sealy US Margin Initiatives  Factory Productivity  Standardize best practices  Improve forecasting and demand planning, smooth production, reduce overtime

11 Cost Productivity – Across The Company  Product Design  Materials (cost basis is largely in materials)  Lower complexity  Procurement  Cost productivity  Competitive tension  Operating Expenses  Selling and marketing  General and administrative Eliminating waste, driving greater efficiency

12 Summary Note: Management estimates. Please refer to “Forward Looking Statements”.  2Q performance was strong and results were ahead of plan  Key pillars of our strategy (brand building, product innovation, channel management and cost productivity) are working  Opportunity is significant and our plans to address it are compelling  Leadership team is focused and engaged on working to deliver our commitments  Outlook is positive and expected to deliver enhanced value for our stockholders

13 2Q Financials and Guidance

2Q 2015 – Consolidated Performance Summary

- **Net sales of $764.4 million were ahead of expectations and on a constant currency[1] basis increased 10.9%**
- **Adjusted operating margin[2] increased 140 basis points to 9.2%**
  - 2015 GAAP operating margin was 6.8% versus 2014 GAAP operating margin was 7.0%
- **Adjusted EBITDA[3] increased 16% and on a constant currency basis +20%**
- **Adjusted EPS[4] increased 36% and on a constant currency basis +46%**
  - 2015 GAAP EPS was $0.34 and 2014 GAAP EPS was ($0.04)
  - Foreign exchange had a negative adjusted EPS impact of $0.04 as compared to last year



+6.9% Actual
+10.9% Constant Currency
+36% Actual
+46% Constant Currency
+16% Actual
+20% Constant Currency
2Q-14
2Q-15
$715.0
$764.4
37.6%
39.4%
7.8%
9.2%
$0.39
$0.53
$77.7
$90.3
4.3x
3.8x
Net Sales
Adjusted Gross Margin
Adjusted Operating Margin
Adjusted EPS
Adjusted EBITDA
Leverage[5]

Note 1: For information on the methodology used to present constant currency information please refer to "Constant Currency Information" at the end of this presentation.

Note 2: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. These financial measures represent GAAP gross margin and GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin.

Note 3: Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization adjusted for the loss on disposal of business, Sealy Acquisition and integration costs, and purchase price allocation inventory adjustments related to the Sealy Acquisition and additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA. GAAP net income was $21.2 million in 2Q 2015 and GAAP net loss was ($2.2) million in 2Q 2014.

Note 4: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, including the transition of manufacturing facilities in North America, normalized tax rate adjustments, redemption value adjustments to the carrying value of the Company's redeemable non-controlling interest, additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation and the Company's SEC filings for more information regarding the definition of adjusted EPS.

Note 5: Represents the ratio of consolidated funded debt less qualified cash to EBITDA in accordance with the Company's senior secured credit facility, which is a non-GAAP financial measure. For a calculation of this ratio as of June 30, 2014 and June 30, 2015 and our use of this non-GAAP financial measure, please refer to "Use of Non-GAAP Financial Measures" at the end of this presentation.

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15 2Q 2015 – North America Key Takeaways  Strong 2Q performance with net sales, margins and operating income ahead of plan  Tempur-Pedic US sales up high-teens, Sealy sales up mid-single digits  TEMPUR-Flex is off to a very strong start with favorable reaction from customers and consumers; also solid growth from adjustable bases and Breeze  Posturepedic is off to a solid start with slots and sales exceeding plan  Tempur-Pedic US margins improved significantly and recent pricing actions have been successful  Solid return on our advertising investment – driving sales growth and Tempur-Pedic share gains  Enhanced focus is beginning to deliver significant cost improvements

2Q 2015 – North America Performance Summary

- **North America net sales increased 9.1% to $630.3 million and on a constant currency[1] basis increased 10.2%**
  - U.S. net sales increased 10.8%, Canada net sales decreased 7.8% but on a constant currency basis +3.9%
  - Bedding products net sales increased 10.4%, driven by a 3% increase in bedding units
- **Adjusted gross margin[2] improved 280bps to 36.6% driven by significant Tempur-Pedic US margin improvement**
- **Adjusted operating margin[2] increased 230bps to 11.2%**



North America
+9.1% Actual
+10.2% Constant Currency
+280bps Actual
+230bps Actual
2Q-14
2Q-15
$577.9
$630.3
33.7%
36.1%
33.8%
36.6%
8.4%
10.2%
8.9%
11.2%
Net Sales
GAAP Gross Margin
Adjusted Gross Margin
GAAP Operating Margin
Adjusted Operating Margin

Note 1: For information on the methodology used to present constant currency basis please refer to "Constant Currency Information" at the end of this presentation.
Note 2: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. These financial measures represent GAAP gross margin and GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin.

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17 2Q 2015 – International Key Takeaways Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: For information on the methodology used to present constant currency basis please refer to “Constant Currency Information” at the end of this presentation.  International business segment performance was solid in a challenging environment  Net sales increased 14.1% on a constant currency2 basis, down 2.2% on a reported basis  Key growth drivers were Asia-Pacific, Latin America and Sealy Europe  Sealy brand accounted for a majority of the sales growth in the second quarter  Managed costs versus investment  Increased focus on cost productivity in international operations  Preparing for future growth  Sealy Europe starting to get traction and we remain confident in market opportunity  Ramping product development pipeline for 2016 with goal to have a positive impact internationally by leveraging our North America strategy

2Q 2015 – International Performance Summary

- **International net sales decreased 2.2% to $134.1 million and on a constant currency[1] basis increased 14.1%**
  - Solid net sales growth in Asia-Pacific and Latin America
  - Bedding product net sales decreased 2.6.% and on a constant currency basis increased 13.5% (bedding units +13%)
- **Adjusted gross margin[2] declined to 52.3% from 53.7% due to a higher mix of Sealy sales in 2Q versus last year**
- **Adjusted operating margin[2] declined to 18.1% from 19.0%**


International
-2.2% Actual
+14.1% Constant Currency
-140bps Actual
-90bps Actual
2Q-14
2Q-15
$137.1
$134.1
53.7%
52.3%
53.7%
52.3%
17.7%
17.7%
19.0%
18.1%
Net Sales
GAAP Gross Margin
Adjusted Gross Margin
GAAP Operating Margin
Adjusted Operating Margin

Note 1: For information on the methodology used to present constant currency basis please refer to "Constant Currency Information" at the end of this presentation.
Note 2: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. These financial measures represent GAAP gross margin and GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin.

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TEMPUR + SEALY

19 Raising FY 2015 Guidance1 FY 2015 Guidance New Guidance Range Y/Y Chg. Constant Currency2 Y/Y Chg. Old Guidance Range Net Sales $3.125 to $3.175 Billion +4.5% to +6% +8% to 10% $3.100 to $3.175 Billion Adjusted EPS3 $3.00 to $3.20 +13% to +21% +25% to +32% $2.80 to $3.15 Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: For information on the methodology used to present constant currency basis please refer to “Constant Currency Information” at the end of this presentation. Note 3: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, including the transition of manufacturing facilities in North America, normalized tax rate adjustments, redemption value adjustments to the carrying value of the Company’s redeemable non-controlling interest, additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.  Updating FY 2015 net sales guidance range to $3.125 billion to $3.175 billion  Up +4.5% to 6% versus FY 2014 (+8% to 10% on a constant currency basis2)  Increasing FY 2015 adjusted EPS3 guidance range to $3.00 to $3.20  Up +13% to 21% versus FY 2014 (+25% to 32% on a constant currency basis)

Appendix 20

Use of Non-GAAP Financial Measures In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted EPS, adjusted gross profit, adjusted gross margin, adjusted operating income (loss), adjusted operating margin, EBITDA, EBITDA in accordance with the Company's senior secured credit facility, adjusted EBITDA, consolidated funded debt and consolidated funded debt less qualified cash, which are not recognized terms under GAAP and do not purport to be alternatives to net income and earnings per share as a measure of operating performance or total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. Adjusted EPS A reconciliation of GAAP EPS to adjusted EPS is provided on slide 22. Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the impact of various integration costs associated with the acquisition of Sealy Corporation ("Sealy") and its historical subsidiaries (the "Sealy Acquisition"), including the transition of manufacturing facilities in North America, redemption value adjustments to the carrying value of the Company’s redeemable non-controlling interest, additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. EBITDA and Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA are provided on slides 23-25. Management believes that the use of EBITDA and adjusted EBITDA also provides investors with useful information with respect to the Company’s performance excluding the impac t of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, additional costs related to the Company's 2015 Annual Meeting and related issues, the CEO transition and related retention compensation. EBITDA in accordance with the Company's senior secured credit facility, Funded debt and Funded debt less qualified cash A reconciliation of the Company's GAAP net income to EBITDA in accordance with the Company's senior secured credit facility and a reconciliation of total debt to consolidated funded debt and consolidated funded debt less qualified cash are provided on slides 24 and 26. Management believes that presenting these non-GAAP measures provides investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants. For more information regarding adjusted EPS, adjusted EBITDA and other terms used in the Company’s senior secured facility, p lease refer to the Company’s SEC filings. Adjusted Gross Margin and Adjusted Operating Margin A reconciliation of GAAP gross profit and gross margin to adjusted gross profit and gross margin, respectively, and GAAP operating income (loss) and operating margin to adjusted operating income (loss) and operating margin, respectively, is provided on slides 27-28 . Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the Company’s gross profit, operating income and margin performance excluding the impact of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, additional costs related to the Company's 2015 Annual Meeting and related issues, and CEO transition and related retention compensation. 21

2Q 2015 Adjusted EPS Reconciliation

2Q 2014 and 2Q 2015 Adjusted EPS

(in millions, except per share amounts)	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014
GAAP net income (loss)	$ 21.2	$ (2.2)
Plus:		
CEO transition, net of tax [1]	4.9	—
Integration costs, net of tax [2]	4.7	3.4
Other costs, net of tax [3]	2.9	—
Executive retention compensation, net of tax [4]	0.3	—
Loss on disposal of business, net of tax [5]	—	14.7
Redemption value adjustment on redeemable non-controlling interest, net of tax [6]	(0.1)	—
Adjustment of income taxes to normalized rate [7]	(0.6)	8.1
Adjusted net income	$ 33.3	$ 24.0
GAAP earnings per share, diluted	$ 0.34	$ (0.04)
Plus:		
CEO transition, net of tax [1]	0.08	—
Integration costs, net of tax [2]	0.07	0.05
Other costs, net of tax [3]	0.05	—
Loss on disposal of business, net of tax [5]	—	0.25
Adjustment of income taxes to normalized rate [7]	(0.01)	0.13
Adjusted earnings per share, diluted	$ 0.53	$ 0.39
Diluted shares outstanding	62.4	62.0

(1) CEO transition represents severance and related benefits costs associated with the transition of the Company's CEO. Excluding the tax effect, the CEO transition cost is $7.1 million. In future periods, additional adjustments may be required due to performance-based equity awards.
(2) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition. Excluding the tax effect, the integration costs are $6.7 million and $5.6 million for the second quarter of 2015 and 2014, respectively.
(3) Other costs represent additional costs related to the Company's 2015 Annual Meeting and related issues. Excluding the tax effect, the other costs are $4.2 million.
(4) Executive retention compensation represents costs associated with the retention of certain members of senior management related to the CEO transition. Excluding the tax effect, the executive retention compensation cost is $0.4 million.
(5) Loss on disposal of business represents costs associated with the disposition of the three Sealy U.S. innerspring component production facilities and related equipment. Excluding the tax effect, the loss on disposal of business is $20.4 million.
(6) Redemption value adjustment on redeemable non-controlling interest represents a $(0.1) million adjustment, net of tax, to adjust the carrying value of the redeemable non-controlling interest as of June 30, 2015 to its redemption value. Excluding the tax effect, the redemption value adjustment on redeemable non-controlling interest is $(0.2) million.
(7) Adjustment of income taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.

22

TEMPUR + SEALY

2Q Adjusted EBITDA Reconciliation

2Q 2014 and 2Q 2015 Adjusted EBITDA Reconciliation

(in millions)		Three Months Ended June 30, 2015		Three Months Ended June 30, 2014
GAAP net income (loss)	$	21.2	$	(2.2)
Interest expense		20.5		23.0
Income taxes		8.3		9.8
Depreciation & amortization		26.5		21.5
EBITDA	$	76.5	$	52.1
Adjustments for financial covenant purposes:				
Integration costs(1)		6.7		5.2
Loss on disposal of business(2)		—		20.4
Redemption value adjustment on redeemable non-controlling interest, net of tax(3)		(0.1)		—
EBITDA in accordance with the Company's senior secured credit facility	$	83.1	$	77.7
Additional adjustments:				
2015 Annual Meeting costs(4)		4.2		—
CEO transition(5)		2.6		—
Executive retention compensation(6)		0.4		—
Adjusted EBITDA	$	90.3	$	77.7

(1) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition.
(2) Loss on disposal of business represents costs associated with the disposition of the three Sealy U.S. innerspring component production facilities and related equipment.
(3) Redemption value adjustment on redeemable non-controlling interest represents a $(0.1) million adjustment, net of tax, to adjust the carrying value of the redeemable non-controlling interest as of June 30, 2015 to its redemption value.
(4) Other costs represent additional costs related to the Company's 2015 Annual Meeting and related issues.
(5) CEO transition represents certain cash costs related to severance and related benefits associated with the transition of the Company's CEO. The total CEO transition cost is $7.1 million. The remaining $4.5 million is stock-based compensation expense, which is included in depreciation and amortization add back noted above. In future periods, additional adjustments may be required due to performance-based equity awards.
(6) Executive retention compensation represents costs associated with the retention of certain members of senior management related to the CEO transition.

23

TEMPUR + SEALY

Twelve Months Ended June 30, 2015 Adjusted EBITDA Reconciliation 24 (1) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition. (2) Loss on disposal of business represents costs associated with the disposition of the three Sealy U.S. innerspring component production facilities and related equipment. (3) Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility. (4) Redemption value adjustment on redeemable non-controlling interest represents a $0.9 million adjustment, net of tax, to adjust the carrying value of the redeemable non-controlling interest as of June 30, 2015 to its redemption value. (5) Other includes income from certain other non-recurring items, including income from a partial settlement of a legal dispute, as well as additional costs related to the Company's 2015 Annual Meeting and related issues. (6) Other costs represent additional costs related to the Company's 2015 Annual Meeting and related issues. (7) CEO transition represents certain cash costs related to severance and related benefits associated with the transition of the Company's CEO. The total CEO transition cost is $7.1 million. The remaining $4.5 million is stock-based compensation expense, which is included in depreciation and amortization add back noted above. In future periods, additional adjustments may be required due to performance-based equity awards. (8) Executive retention compensation represents costs associated with the retention of certain members of senior management related to the CEO transition. Twelve Months Ended (in millions) June 30, 2015 Net income $ 128.3 Interest expense 87.6 Income taxes 62.2 Depreciation & amortization 92.5 EBITDA $ 370.6 Adjustments for financial covenant purposes: Integration costs (1) 47.0 Loss on disposal of business (2) 2.8 Financing costs (3) 1.3 Redemption value adjustment on redeemable non-controlling interest, net of tax (4) 0.9 Other (5) (13.5) EBITDA i accordance with the Company's senior secured credit facility $ 409.1 Additional adjustments: 2015 Annual Meeting costs (6) 4.2 CEO transition (7) 2.6 Executive retention compensation (8) 0.4 Adjusted EBITDA $ 416.3 Twelve Months Ended June 30, 2015 Adjusted EBITDA Reconciliation

(in millions) Twelve Months Ended June 30, 2014 Net income $ 92.9 Interest expense 92.4 Income taxes 59.0 Depreciation & amortization 97.3 EBITDA $ 341.6 Adjustments for financial covenant purposes: Loss on disposal of business 20.4 Transaction costs 1.5 Integration costs 25.3 Adjusted EBITDA $ 388.8 Twelve Months Ended June 30, 2014 Adjusted EBITDA Reconciliation 25 (1) Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component production facilities and related equipment. (2) Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition. Note: Adjusted EBITDA in the reconciliation above is the same as EBITDA in accordance with the Company’s senior secured credit facility. (2) (1) (2) Twelve Months Ended June 30, 2014 Adjusted EBITDA Reconciliation

(in millions) As of June 30, 2014 Consolidated funded debt less qualified cash $ 1,688.2 Adjusted EBITDA 388.8 4.3 times Debt Reconciliation and Leverage Ratio Calculation Reconciliation of Total Debt to Consolidated Funded Debt Less Qualified Cash 26 (1) Qualified cash as defined in the credit agreement equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million. (1) The ratio of consolidated debt less qualified cash to adjusted EBITDA was 3.83 times, within the Company's financial covenant under its senior secured credit facility, which requires this ratio be less than 4.75 times at June 30, 2015. Calculation of consolidated funded debt less qualified cash to EBITDA in accordance with the Company’s senior secured credit facility (in millions) As of June 30, 2015 Total debt $ 1,576.0 Plus: Letters of credit outstanding 17.3 Consolidated funded debt $ 1,593.3 Less: Domestic qualified cash (1) 9.0 Foreign qualified cash (1) 15.9 Consolidated funded debt less qualified cash $ 1,568.4 ($ in millions) As of June 30, 2015 Consolidated funded debt less qualified cash $ 1,568.4 EBITDA in accordance with the Company's senior secured credit facility 409.1 3.83 times (1)

2Q 2015 Adjusted Gross And Operating Margin Reconciliation

2Q 2015 Adjusted Gross And Operating Margin

(in millions, except percentages)	2Q 2015 Consolidated	Margin	North America (1)	Margin	International (2)	Margin	Corporate (3)
Net sales	$ 764.4		$ 630.3		$ 134.1		—
Gross profit	297.5	38.9%	227.4	36.1%	70.1	52.3%	—
Adjustments	3.5		3.4		0.1		—
Adjusted gross profit	301.0	39.4%	230.8	36.6%	70.2	52.3%	—
Operating income (loss)	52.0	6.8%	64.6	10.2%	23.7	17.7%	(36.3)
Adjustments	18.4		5.7		0.6		12.1
Adjusted operating income (loss)	$ 70.4	9.2%	$ 70.3	11.2%	$ 24.3	18.1%	$ (24.2)

(1) Adjustments for the North America business segment represent integration costs, which include compensation costs, professional fees and other charges related to the transition of manufacturing facilities and distribution network, and other costs to support the continued alignment of the North America business segment related to the Sealy Acquisition.
(2) Adjustments for the International business segment represent integration costs incurred in connection with the introduction of Sealy products in certain international markets.
(3) Adjustments for Corporate represent integration costs which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition, costs related to the Company's 2015 Annual Meeting and related issues, CEO transition and related retention compensation.

27

TEMPUR + SEALY

2Q 2014 Adjusted Gross And Operating Margin Reconciliation

2Q 2014 Adjusted Gross And Operating Margin

(in millions, except percentages)	2Q 2014						
	Consolidated	Margin	North America (1)	Margin	International (2)	Margin	Corporate (3)
Net sales	$ 715.0		$ 577.9		$ 137.1		—
Gross profit	268.3	37.5%	194.7	33.7%	73.6	53.7%	—
Adjustments	0.7		0.7		—		—
Adjusted gross profit	269.0	37.6%	195.4	33.8%	73.6	53.7%	—
Operating income (loss)	50.3	7.0%	48.8	8.4%	24.3	17.7%	(22.8)
Adjustments	5.6		2.8		1.7		1.1
Adjusted operating income (loss)	$ 55.9	7.8%	$ 51.6	8.9%	$ 26.0	19.0%	$ (21.7)

(1) Adjustments for the North America business segment represent integration costs, which include severance and benefits costs, professional fees and other charges related to the transition of manufacturing facilities, and other costs to support the continued alignment of the North America business segment related to the Sealy Acquisition.
(2) Adjustments for the International business segment represent integration costs incurred in connection with the introduction of Sealy products in certain international markets.
(3) Adjustments for Corporate represent integration costs which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition.

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TEMPUR + SEALY

Constant Currency Information In this investor presentation the Company refers to, and in other press releases and other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. The information presented on a constant currency basis is not recognized under U.S. GAAP, and this information is not intended as a substitute for reviewing information presented on a GAAP basis. 29